Summary of Significant Accounting Policies (Policies)	12 Months Ended
Dec. 31, 2012
Accounting Policies [Abstract]
Basis of Presentation

Basis of Presentation

The Company’s consolidated financial statements are prepared in accordance with accounting principles generally accepted in the U.S. (“GAAP”). The consolidated financial statements include the accounts of wholly owned subsidiaries, after elimination of intercompany accounts and transactions.

Our consolidated financial statements include the financial results of all acquired companies subsequent to the Acquisition Date.

Use of Estimates

Use of Estimates

Management is required to make certain estimates and assumptions in order to prepare consolidated financial statements in conformity with GAAP. Such estimates and assumptions affect the reported amounts of assets, liabilities, revenues and expenses and disclosure of contingent assets and liabilities in the consolidated financial statements and accompanying notes. The Company’s most significant estimates relate to the determination of sales returns and allowances (“SRA”) for accounts receivable and accrued liabilities, valuation of inventory balances, the determination of useful lives for intangible assets, pension and other post-retirement benefit plan assumptions, the assessment of expected cash flows used in evaluating goodwill and other long-lived assets for impairment and recognition and measurement of assets acquired and liabilities assumed in business combinations at fair value. The estimation process required to prepare the Company’s consolidated financial statements requires assumptions to be made about future events and conditions, and as such, is inherently subjective and uncertain. The Company’s actual results could differ materially from those estimates.

Foreign Currency Translation

Foreign Currency Translation

For most of the Company’s international operations, the local currency has been determined to be the functional currency. We translate functional currency assets and liabilities to their U.S. dollar equivalents at rates in effect at the balance sheet date and record these translation adjustments as a component of accumulated other comprehensive income (loss) within stockholders’ equity in the consolidated balance sheets. We translate functional currency statement of income amounts to their U.S. dollar equivalents at the average rates for the period. The effects of converting non-functional currency assets and liabilities into the functional currency are recorded as general and administrative expenses in the consolidated statements of operations.

Cash and Cash Equivalents

Cash and Cash Equivalents

The Company considers cash and cash equivalents to include cash in banks, commercial paper and deposits with financial institutions that can be liquidated without prior notice or penalty. The Company considers all highly liquid investments with an original maturity of three months or less to be cash equivalents.

Fair Value of Other Financial Instruments

Fair Value of Other Financial Instruments

The Company’s financial instruments consist primarily of cash and cash equivalents, marketable securities, accounts and other receivables, investments, trade accounts payable, our $1,200.0 million aggregate principal amount of 1.875% senior notes due 2017, $1,700.0 million aggregate principal amount of 3.250% senior notes due 2022, and $1,000.0 million aggregate principal amount of 4.625% senior notes due 2042, our $450.0 million aggregate principal amount of 5.000% notes due 2014 and $400.0 million aggregate principal amount of 6.125% notes due 2019, $1,700.0 million Term Loan Credit Agreement, and our credit agreement with Bank of America, N.A., as Administrative Agent, Wells Fargo Bank, N.A., as Syndication Agent, and a syndicate of banks establishing a senior unsecured revolving credit facility (the “Revolving Credit Facility”). The carrying amounts of cash and cash equivalents, marketable securities, accounts and other receivables and trade accounts payable are representative of their respective fair values due to their relatively short maturities. The fair values of investments in companies that are publicly traded and not accounted for under the equity method are based on quoted market prices. The Company estimates the fair value of its fixed rate long-term obligations based on quoted market rates. At December 31, 2012, the fair value of our Senior Notes was approximately $248.2 million greater than the carrying value.

Inventories

Inventories

Inventories consist of finished goods held for sale and distribution, raw materials and work in process. Included in inventory at December 31, 2012 and 2011 was approximately $49.7 million and $6.8 million, respectively, of inventory that was pending approval by the U.S. Food and Drug Administration (“FDA”), by other regulatory agencies or has not been launched due to contractual restrictions. This inventory consists of generic pharmaceutical products that are capitalized only when the bioequivalence of the product is demonstrated or the product has already received regulatory approval and is awaiting a contractual triggering event to enter the marketplace. Inventories are stated at the lower of cost (first-in, first-out method) or market (net realizable value). The Company writes down inventories to net realizable value based on forecasted demand and market conditions, which may differ from actual results.

Property and Equipment

Property and Equipment

Property and equipment are stated at cost, less accumulated depreciation. Major renewals and improvements are capitalized, while routine maintenance and repairs are expensed as incurred. Costs associated with internally developed software are accounted for in accordance with the guidance for the treatment of costs associated with computer software development that defines those costs to be capitalized and those to be expensed. The Company capitalizes interest on qualified construction projects. At the time property and equipment are retired from service, the cost and accumulated depreciation is removed from the respective accounts.

Depreciation expense is computed principally on the straight-line method, over the estimated useful lives of the related assets. The following table provides the range of estimated useful lives used for each asset type:

Computer software / hardware	3-10 years
Machinery and equipment	3-15 years
Research and laboratory equipment	3-10 years
Furniture and fixtures	3-10 years
Buildings, improvements, leasehold improvements and other	4-50 years

The Company assesses property and equipment for impairment whenever events or changes in circumstances indicate that an asset’s carrying amount may not be recoverable.

Investments

Investments

The Company’s equity investments are accounted for under the equity method when the Company can exert significant influence and ownership does not exceed 50%. The Company records equity method investments at cost and adjust for the appropriate share of investee net earnings or losses. Investments in which the Company owns less than a 20% interest and cannot exert significant influence are accounted for using the cost method if the fair value of such investments is not readily determinable.

Marketable Securities

Marketable Securities

The Company’s marketable securities consist of U.S. Treasury and agency securities and equity securities of publicly-held companies. The Company’s marketable securities are classified as available-for-sale and are recorded at fair value, based upon quoted market prices. Unrealized temporary adjustments to fair value are included on the balance sheet in a separate component of stockholders’ equity as unrealized gains and losses and reported as a component of accumulated other comprehensive income. No gains or losses on marketable securities are realized until shares are sold or a decline in fair value is determined to be other-than-temporary. If a decline in fair value is determined to be other-than-temporary, an impairment charge is recorded and a new cost basis in the investment is established.

Goodwill and Intangible Assets with Indefinite-Lives

Goodwill and Intangible Assets with Indefinite-Lives

We test goodwill and intangible assets with indefinite-lives for impairment annually at the end of the second quarter by comparing the fair value of each of the Company’s reporting units to the respective carrying value of the reporting units. Additionally, we perform impairment testing when events occur that could potentially reduce the fair value of a reporting unit below its carrying amount. The carrying value of each reporting unit is determined by assigning the assets and liabilities, including the existing goodwill and intangible assets, to those reporting units.

Goodwill is considered impaired if the carrying amount of the net assets exceeds the fair value of the reporting unit. Impairment, if any, would be recorded in operating income and this could result in a material reduction in net income and earnings per share. During the second quarter of 2012, the Company performed its annual impairment assessment of goodwill, acquired in-process research and development (“IPR&D”) intangibles and trade name intangibles assets with indefinite-lives. The Company determined there was no impairment associated with goodwill or trade name intangibles.

IPR&D intangible assets represent the value assigned to acquired R&D projects that, as of the date acquired, represent the right to develop, use, sell and/or offer for sale a product or other intellectual property that we have acquired with respect to products and/or processes that have not been completed or approved. The IPR&D intangible assets are subject to impairment testing until completion or abandonment of each project. Impairment testing requires the development of significant estimates and assumptions involving the determination of estimated net cash flows for each year for each project or product (including net revenues, cost of sales, R&D costs, selling and marketing costs), the appropriate discount rate to select in order to measure the risk inherent in each future cash flow stream, the assessment of each asset’s life cycle, competitive trends impacting the asset and each cash flow stream as well as other factors. The major risks and uncertainties associated with the timely and successful completion of the IPR&D projects include legal risk and regulatory risk. Changes in these assumptions or uncertainties could result in future impairment charges. No assurances can be given that the underlying assumptions used to prepare the discounted cash flow analysis will not change or the timely completion of each project to commercial success will occur. For these and other reasons, actual results may vary significantly from estimated results. In 2012, the Company recorded $101.0 million of impairment charges related to certain IPR&D assets acquired as part of the Specifar acquisition resulting in the decrease of IPR&D assets. In 2011, the Company recorded $102.8 million impairment charges related to certain IPR&D assets due to changes in market conditions in certain international locations and forecasted performance of certain products not yet launched. (Refer to “NOTE 9 — Goodwill, Product Rights and Other Intangibles” for additional details.)

Upon successful completion of each project and launch of the product, the Company makes a determination of the useful life of the intangible, transfers the amount to currently marketed products (“CMP”) and amortizes the asset over its estimated useful life.

Contingent Consideration

Contingent Consideration

Contingent consideration is recorded at the acquisition date estimated fair value of the contingent payment for all acquisitions. The fair value of the contingent consideration is remeasured at each reporting period with any adjustments in fair value included in our consolidated statement of operations. (Refer to “NOTE 17— Fair Value Measurements” for additional details regarding the fair value of contingent consideration.)

Revenue Recognition

Revenue Recognition

Revenue is generally realized or realizable and earned when persuasive evidence of an arrangement exists, delivery has occurred or services have been rendered, the seller’s price to the buyer is fixed or determinable, and collectability is reasonably assured. The Company records revenue from product sales when title and risk of ownership have been transferred to the customer, which is typically upon delivery to the customer. Revenues recognized from research, development and licensing agreements (including milestone receipts) are recorded on the “contingency-adjusted performance model” which requires deferral of revenue until such time as contract milestone requirements, as specified in the individual agreements, have been met. Under this model, revenue related to each payment is recognized over the entire contract performance period, starting with the contract’s commencement, but not prior to earning and/or receiving the milestone amount (i.e., removal of any contingency). The amount of revenue recognized is based on the ratio of costs incurred to date to total estimated cost to be incurred. In certain circumstances, it may be appropriate to recognize consideration that is contingent upon achievement of a substantive milestone in its entirety in the period in which the milestone is achieved. Royalty and commission revenue is recognized in accordance with the terms of their respective contractual agreements when collectability is reasonably assured and revenue can be reasonably measured.

Provisions for Sales Returns and Allowances

Provisions for Sales Returns and Allowances

As is customary in the pharmaceutical industry, the Company’s gross product sales are subject to a variety of deductions in arriving at reported net product sales, most significantly in the U.S. When the Company recognizes revenue from the sale of its products, an estimate of SRA is recorded which reduces product sales. Accounts receivable and/or accrued liabilities are also reduced and/or increased by the SRA amount. These adjustments include estimates for chargebacks, rebates, cash discounts and returns and other allowances. These provisions are estimated based on historical payment experience, historical relationship to revenues, estimated customer inventory levels and current contract sales terms with direct and indirect customers. The estimation process used to determine our SRA provision has been applied on a consistent basis and no material adjustments have been necessary to increase or decrease our reserves for SRA as a result of a significant change in underlying estimates. The Company uses a variety of methods to assess the adequacy of our SRA reserves to ensure that our consolidated financial statements are fairly stated. This includes periodic reviews of customer inventory data, customer contract programs and product pricing trends to analyze and validate the SRA reserves.

Chargebacks — The provision for chargebacks is our most significant sales allowance. A chargeback represents an amount payable in the future to a wholesaler for the difference between the invoice price paid to the Company by our wholesale customer for a particular product and the negotiated contract price that the wholesaler’s customer pays for that product. The Company’s chargeback provision and related reserve vary with changes in product mix, changes in customer pricing and changes to estimated wholesaler inventories. The provision for chargebacks also takes into account an estimate of the expected wholesaler sell-through levels to indirect customers at contract prices. The Company validates the chargeback accrual quarterly through a review of the inventory reports obtained from our largest wholesale customers. This customer inventory information is used to verify the estimated liability for future chargeback claims based on historical chargeback and contract rates. These large wholesalers represent 85% — 90% of the Company’s chargeback payments. The Company continually monitors current pricing trends and wholesaler inventory levels to ensure the liability for future chargebacks is fairly stated.

Rebates — Rebates include volume related incentives to direct and indirect customers and Medicaid rebates based on claims from Medicaid benefit providers.

Volume rebates are generally offered to customers as an incentive to continue to carry our products and to encourage greater product sales. These rebate programs include contracted rebates based on customer’s purchases made during an applicable monthly, quarterly or annual period. The provision for rebates is estimated based on our customers’ contracted rebate programs and our historical experience of rebates paid. Any significant changes to our customer rebate programs are considered in establishing our provision for rebates. The Company continually monitors its customer rebate programs to ensure that the liability for accrued rebates is fairly stated.

The provision for Medicaid rebates is based upon historical experience of claims submitted by the various states. The Company monitors Medicaid legislative changes to determine what impact such legislation may have on our provision for Medicaid rebates. Our accrual of Medicaid rebates is based on historical payment rates and is reviewed on a quarterly basis against actual claim data to ensure the liability is fairly stated.

Returns and Other Allowances — Our provision for returns and other allowances include returns, pricing adjustments, promotional allowances and billback adjustments.

Consistent with industry practice, the Company maintains a return policy that allows our customers to return product for credit. In accordance with our return goods policy, credit for customer returns of product is applied against outstanding account activity or by check. Product exchanges are not permitted. Customer returns of product are not resalable unless the return is due to a shipping error. Our estimate of the provision for returns is based upon historical experience and current trends of actual customer returns. Additionally, we consider other factors when estimating our current period return provision, including levels of inventory in our distribution channel as well as significant market changes which may impact future expected returns, and make adjustments to our current period provision for returns when it appears product returns may differ from our original estimates.

Pricing adjustments, which include shelf stock adjustments, are credits issued to reflect price decreases in selling prices charged to our direct customers. Shelf stock adjustments are based upon the amount of product our customers have in their inventory at the time of an agreed-upon price reduction. The provision for shelf stock adjustments is based upon specific terms with our direct customers and includes estimates of existing customer inventory levels based upon their historical purchasing patterns. The Company regularly monitors all price changes to help evaluate our reserve balances. The adequacy of these reserves is readily determinable as pricing adjustments and shelf stock adjustments are negotiated and settled on a customer-by-customer basis.

Promotional allowances are credits, which are issued in connection with a product launch or as an incentive for customers to begin carrying our product. The Company establishes a reserve for promotional allowances based upon these contractual terms.

Billback adjustments are credits that are issued to certain customers who purchase directly from the Company as well as indirectly through a wholesaler. These credits are issued in the event there is a difference between the customer’s direct and indirect contract price. The provision for billbacks is estimated based upon historical purchasing patterns of qualified customers who purchase product directly from the Company and supplement their purchases indirectly through the Company’s wholesale customers.

Cash Discounts — Cash discounts are provided to customers that pay within a specific period. The provision for cash discounts are estimated based upon invoice billings, utilizing historical customer payment experience. Our customer’s payment experience is fairly consistent and most customer payments qualify for the cash discount. Accordingly, our reserve for cash discounts is readily determinable.

Net revenues and accounts receivable balances in the Company’s consolidated financial statements are presented net of SRA estimates. Certain SRA balances are included in accounts payable and accrued expenses. Accounts receivable are presented net of SRA balances of $814.3 million and $556.3 million at December 31, 2012 and 2011, respectively. SRA balances in accounted receivable at December 31, 2012 increased $258.0 million compared to December 31, 2011 primarily related to the acquisition of the Actavis Group. Accounts payable and accrued expenses include $634.4 million and $250.5 million at December 31, 2012 and 2011, respectively, for certain rebates and other amounts due to indirect customers. SRA balances in accounts payable and accrued expenses at December 31, 2012 increased $383.9 million compared to December 31, 2011 primarily related to the acquisition of Actavis Group.

The following table summarizes the activity in the Company’s major categories of SRA (in millions):

	Chargebacks	Rebates	Returns and Other Allowances	Cash Discounts	Total
Balance at December 31, 2009	$117.4	$188.4	$97.5	$15.3	$418.6
Provision related to sales in 2010	1,175.5	755.0	206.5	90.5	2,227.5
Credits and payments	(1,192.1)	(723.5)	(214.7)	(88.8)	(2,219.1)

Balance at December 31, 2010	100.8	219.9	89.3	17.0	427.0

Provision related to sales in 2011	1,308.1	1,113.2	306.6	120.5	2,848.4
Credits and payments	(1,248.0)	(844.1)	(273.9)	(102.6)	(2,468.6)

Balance at December 31, 2011	160.9	489.0	122.0	34.9	806.8

Add: Actavis Acquisition (revised)	94.3	359.4	171.4	9.7	634.8
Provision related to sales in 2012	1,522.4	1,484.4	485.5	155.2	3,647.5
Credits and payments	(1,566.1)	(1,482.0)	(429.4)	(162.9)	(3,640.4)

Balance at December 31, 2012	$211.5	$850.8	$349.5	$36.9	$1,448.7

The provision for chargebacks as a percentage of gross revenues has decreased from 20.3% in 2010, 17.6% in 2011 and 15.9% in 2012 primarily related to growth of international revenues as a result of the acquisitions of Specifar in 2011, and Ascent and Actavis in January and October 2012, respectively, in the Actavis Pharma Segment. The provision for rebates has increased from 13.0% in 2010, 15.0% in 2011 and 15.5% in 2012 primarily related to the growth of international revenues as a result of the acquisitions of Specifar in 2011 and Ascent and Actavis in January and October 2012, respectively, in the Actavis Pharma segment. Returns and other allowances increased due to returns for new product launches and other allowances related to new product launches and customer and product mix. The increase in provision for cash discounts is due to the acquisitions of Specifar, Ascent and Actavis.

The Company does not expect future payments of SRA to materially exceed our current estimates. However, if future SRA payments were to materially exceed our estimates, such adjustments may have a material adverse impact on our financial position, results of operations and cash flows.

Shipping and Handling Costs

Shipping and Handling Costs

The Company records shipping and handling costs in selling and marketing expenses. These expenses were $102.3 million, $72.9 million and $66.5 million in 2012, 2011 and 2010, respectively.

Concentration of Major Customers and Suppliers

Concentration of Major Customers and Suppliers

For the years ended December 31, 2012, 2011 and 2010 there were only two customers that accounted for more than 10% of net revenues. For each of the years ended December 31, 2012 and 2011 the Company’s two largest customers accounted for 16% and 14%, individually, of the Company’s net revenues. For the year ended December 31, 2010, the Company’s two largest customers accounted for 14% and 11%, individually, of the Company’s net revenues.

Our accounts receivable primarily arise from product sales in North America and Europe and primarily represent amounts due from wholesalers, distributors, chain drug stores and service providers in the health care and pharmaceutical industries, public hospitals and other government entities. Approximately 53% and 68% of the gross accounts receivable balance are concentrated among our four largest customers at December 31, 2012 and 2011, respectively. The Company performs ongoing credit evaluations of its customers and maintains an allowance for potential uncollectible accounts. Actual losses from uncollectible accounts have been minimal.

Outside of the U.S., concentrations of credit risk with respect to accounts receivable are limited due to the wide variety of customers and markets using our products, as well as their dispersion across many different geographic areas. We monitor economic conditions, including volatility associated with international economies, and related impacts on the relevant financial markets and our business, especially in light of sovereign credit issues. As of December 31, 2012, the Company’s gross accounts receivable and allowance for potential uncollectible accounts in Greece, Italy, Spain and Portugal totaled approximately $57.6 million and $8.7 million, respectively. Of this amount, hospital and public sector receivables were approximately $13.5 million in the aggregate, of which approximately 36.4%, 30.1%, 18.4% and 15.1% related to Italy, Spain, Greece and Portugal, respectively. The deteriorating credit and economic conditions within Greece, Italy, Spain and Portugal as well as inherent variability of timing of cash receipts, have resulted in, and may continue to result in, an increase in the average length of time that it takes to collect accounts receivable outstanding. We continue to monitor these conditions, including the length of time that it takes to collect on our accounts receivable outstanding in Greece, Italy, Spain and Portugal. The Company does not expect to have write-offs or adjustments to accounts receivable which would have a material adverse effect on its financial position, liquidity or results of operations.

Certain of the Company’s finished products and raw materials are obtained from single source suppliers. Although the Company seeks to identify more than one source for its various finished products and raw materials, loss of a single source supplier could have an adverse effect on the Company’s results of operations, financial condition and cash flows. Third-party manufactured products accounted for approximately 55%, 49% and 33% of our Actavis Pharma and Actavis Specialty Brands product net revenues in 2012, 2011 and 2010, respectively, including products supplied under authorized generic arrangements.

Research and Development Activities

Research and Development Activities (R&D)

R&D activities are expensed as incurred and consist of self-funded R&D costs and the costs associated with work performed under collaborative R&D agreements. R&D expenses include direct and allocated expenses. R&D expenses incurred under collaborative agreements were approximately $74.2 million, $21.5 million and $11.1 million for the years ended December 31, 2012, 2011 and 2010, respectively.

Income Taxes

Income Taxes

Income taxes are accounted for using an asset and liability approach that requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of temporary differences between the financial statement and tax bases of assets and liabilities at the applicable tax rates. A valuation allowance is provided when it is more likely than not that some portion or all of the deferred tax assets will not be realized. The Company evaluates the realizability of its deferred tax assets by assessing its valuation allowance and by adjusting the amount of such allowance, if necessary. The factors used to assess the likelihood of realization include the Company’s forecast of future taxable income and available tax planning strategies that could be implemented to realize the net deferred tax assets. Failure to achieve forecasted taxable income in applicable tax jurisdictions could affect the ultimate realization of deferred tax assets and could result in an increase in the Company’s effective tax rate on future earnings.

Income tax positions must meet a more-likely-than-not recognition threshold to be recognized. Income tax positions that previously failed to meet the more-likely-than-not threshold are recognized in the first subsequent financial reporting period in which that threshold is met. Previously recognized tax positions that no longer meet the more-likely-than-not threshold are derecognized in the first subsequent financial reporting period in which that threshold is no longer met. We recognize potential accrued interest and penalties related to unrecognized tax benefits within the consolidated statements of income as income tax expense.

Comprehensive Income

Comprehensive Income

Comprehensive income includes all changes in equity during a period except those that resulted from investments by or distributions to the Company’s stockholders. Other comprehensive income refers to revenues, expenses, gains and losses that, under GAAP, are included in comprehensive income, but excluded from net income as these amounts are recorded directly as an adjustment to stockholders’ equity. Actavis’ other comprehensive income (loss) is composed of unrealized gains (losses) on certain holdings of publicly traded equity securities, net of realized gains (losses) included in net income and foreign currency translation adjustments.

Earnings Per Share ("EPS")

Earnings Per Share (“EPS”)

Basic EPS is computed by dividing net income by the weighted average common shares outstanding during a period. Diluted EPS is based on the treasury stock method and includes the effect from potential issuance of common stock, such as shares issuable pursuant to the exercise of stock options, assuming the exercise of all in-the-money stock options. Common share equivalents have been excluded where their inclusion would be anti-dilutive.

Our 2012 results include our current estimate of shares issuable to the former shareholders of the Actavis Group. The number of shares issuable is based upon year over year growth in Cash EBITDA for the legacy Actavis business, as it is defined in the acquisition agreement. Based on our current estimate, the Company believes legacy Actavis achieving year over year growth in Cash EBITDA of 10%, which would require the issuance of 3.85 million shares associated with contingent earn-out. By agreement, the Company will submit its determination of 2012 Cash EBITDA following the completion of its 2012 audit.

A reconciliation of the numerators and denominators of basic and diluted EPS consisted of the following (in millions, except per share amounts):

	Years Ended December 31,
	2012	2011	2010
EPS — basic
Net income attributable to common shareholders	$97.3	$260.9	$184.4

Basic weighted average common shares outstanding	125.8	124.5	122.4

EPS — basic	$0.77	$2.10	$1.51

EPS — diluted
Net income attributable to common shareholders	$97.3	$260.9	$184.4

Basic weighted average common shares outstanding	125.8	124.5	122.4
Effect of dilutive securities:
Dilutive stock awards	2.6	2.0	1.8

Diluted weighted average common shares outstanding	128.4	126.5	124.2

EPS — diluted	$0.76	$2.06	$1.48

Stock awards to purchase 0.1 million and 1.1 million common shares in 2011 and 2010, respectively, were outstanding, but not included in the computation of diluted EPS, because the awards were anti-dilutive.

Employee Benefits

Employee Benefits

Defined Contribution Plans

The Company has a defined contribution plan that is a post-employment benefit plan under which the Company pays fixed contributions to a separate entity and has no legal or constructive obligation to pay further amounts. Obligations for contributions to the defined contribution plans are recognized as an employee benefit expense in the Income Statement in the periods during which the related services were rendered.

Defined Benefit Plans

The Company recognizes the overfunded or underfunded status of each of its defined benefit plans as an asset or liability on its consolidated balance sheet. The obligations are generally measured at the actuarial present value of all benefits attributable to employee service rendered, as provided by the applicable benefit formula. The estimates of the obligation and related expense of these plans recorded in the financial statements are based on certain assumptions. The most significant assumptions relate to discount rate and expected return on plan assets. Other assumptions used may include employee demographic factors such as compensation rate increases, retirement patterns, expected employee turnover and participant mortality rates. The difference between these assumptions and actual experience results in the recognition of an asset or liability based upon a net actuarial (gain) loss. If the total net actuarial (gain) loss included in accumulated other comprehensive loss exceeds a threshold of 10% of the greater of the projected benefit obligation or the market related value of plan assets, it is subject to amortization and recorded as a component of net periodic pension cost over the average remaining service lives of the employees participating in the pension plan. Net periodic benefit costs are recognized in the consolidated statement of operations.

Share-based Compensation

The Company issues non-vested shares in the form of restricted stock and restricted stock units under its long-term equity incentives program. Prior to 2008, we awarded stock options with an exercise price equal to the closing price of our common stock on the day the award was granted. Non-vested shares granted to employees and directors are valued at the market price of the shares on the date of grant. Share-based compensation expense recognized during a period is based on the value of the portion of share-based awards that are expected to vest with employees. That is, share-based compensation expense is reduced for estimated future forfeitures. These estimates are revised in future periods if actual forfeitures differ from the estimates. Changes in forfeiture estimates impact compensation expense in the period in which the change in estimate occurs.

Recent Accounting Pronouncements

Recent Accounting Pronouncements

In July 2012, the FASB issued new guidance that changed the indefinite-lived intangible assets impairment guidance. The revised standard provides entities an option to assess qualitative factors to determine whether performing a quantitative test is necessary. If an entity believes, as a result of its qualitative test that it is more likely than not that an indefinite-lived intangible asset’s fair value is less than its carrying amount, then the quantitative test would need to be performed. Otherwise no further testing is required. An entity also has the option to bypass the qualitative assessment for any indefinite-lived intangible asset in any period and proceed directly to performing the quantitative impairment test. The new guidance was effective for annual and interim impairment tests performed for fiscal years beginning after September 15, 2012. The Company completed its most recent indefinite-lived intangible assets’ impairment test during the second quarter of 2012 and recognized an impairment loss associated with in-process research and development, for additional information refer to “NOTE 9 – Goodwill, Product Rights and Other Intangible Assets.” The adoption of this new guidance did not have any impact on the Company’s consolidated financial statements.